Exhibit 10.10

AMENDMENT AND CONSENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

AMENDMENT AND CONSENT, dated as of June 30, 2005, to the Note and Warrant Purchase Agreement referred to below (this “Amendment”) among (a) CORE-MARK HOLDING COMPANY, INC., a Delaware corporation, CORE-MARK HOLDINGS I, INC., a Delaware corporation, CORE-MARK HOLDINGS II, INC., a Delaware corporation, CORE-MARK HOLDINGS III, INC., a Delaware corporation, CORE-MARK INTERNATIONAL, INC., a Delaware corporation, CORE-MARK MIDCONTINENT, INC., an Arkansas corporation, CORE-MARK INTERRELATED COMPANIES, INC., a California corporation, HEAD DISTRIBUTING COMPANY, a Georgia corporation, and MINTER-WEISMAN CO., a Minnesota corporation (collectively, the “Issuers” and each individually, an “Issuer”), (b) WELLS FARGO BANK, N.A. (in its individual capacity, “Wells Fargo”), for itself, as a Purchaser, as the LC Issuer and as administrative agent for Purchasers (the “Agent”), and (c) EACH OF THE OTHER PERSONS SIGNATORY HERETO (together with Wells Fargo, the “Consenting Purchasers”).

W I T N E S S E T H:

WHEREAS, the Issuers, Agent, LC Issuer and Purchasers are parties to that certain Note and Warrant Purchase Agreement, dated as of August 20, 2004 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”); and

WHEREAS, Agent, LC Issuer and Supermajority Purchasers have agreed to amend certain provisions of the Purchase Agreement, and consent to certain transactions, in the manner, and on the terms and conditions, provided for herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

2. Amendment to Purchase Agreement. Section 16.5 of the Purchase Agreement is hereby amended as of the Effective Date (as defined below) by inserting at the end thereof (after the “.”):

The parties also acknowledge and agree that such notice, demand, request, consent, approval, declaration or other communication may also be posted to (i) Intralinks® (to the extent such system is available and set up by or at the direction of the Agent prior to posting) in an appropriate location by uploading such notice, demand, request, consent, approval, declaration or other communication to www.intralinks.com, faxing it to (866) 545-

1

6600 with an appropriate bar-coded fax cover sheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to the Agent or (ii) any other E-System setup by or at the direction of the Agent in a reasonably appropriate location, in each case such notices, demands, requests, consents, approvals, declarations and other communications to be deemed to have been validly served, given or delivered on the date received by the Agent from the Issuers for posting to such E-System.

For purposes of this Section 16.5, ‘E-System’ means any electronic system, including Intralinks® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.

3. Limited Consent. The Issuers have informed Agent that the Issuers will not deliver their audited Financial Statements for the 2004 Fiscal Year and related deliveries within the time frame required by Section 9.1.1 and Annex B, clause (d) of the Purchase Agreement, as such time frame was extended pursuant to that certain Consent, dated as of April 19, 2005, to the Purchase Agreement, and have requested that Agent, LC Issuer and Supermajority Purchasers extend the date for such delivery to August 31, 2005. As of the Effective Date, Agent, LC Issuer and Supermajority Purchasers hereby consent to extend the date by which the Issuers’ audited Financial Statements for the 2004 Fiscal Year and related deliveries shall be delivered to Agent, LC Issuer and Purchasers until August 31, 2005.

4. Representations and Warranties. To induce Agent, LC Issuer and Supermajority Purchasers to enter into this Amendment, each of the Issuers, jointly and severally, makes the following representations and warranties to Agent, LC Issuer and Purchasers:

(a) The execution, delivery and performance of this Amendment and the performance of the Purchase Agreement, as amended hereby, by such Issuer: (a) are within such Person’s corporate, limited liability company or limited partnership power, as applicable; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority by which such Person or its assets are bound; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, material lease, material agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself, LC Issuer and Purchasers, pursuant to the Second Lien Credit

2

Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of such Issuer.

(c) Each of this Amendment and the Purchase Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Issuer, enforceable against such Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e) No Litigation is now pending or, to the knowledge of such Issuer, threatened against any Issuer, (i) which challenges such Issuer’s right or power to enter into this Amendment or perform any of its respective obligations under this Amendment, the Purchase Agreement or any other Second Lien Credit Document, or the validity or enforceability of this Amendment, the Purchase Agreement or any other Second Lien Credit Document or (ii) that has a reasonable risk of being determined adversely to any Issuer and which, if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.

(f) The representations and warranties of such Issuer contained in the Purchase Agreement and each other Second Lien Credit Document shall be true and correct on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date and except for changes therein expressly permitted by the Purchase Agreement.

5. No Other Amendments/Waivers. Except as expressly amended herein, the Purchase Agreement and the other Second Lien Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Second Lien Credit Document and shall not be deemed to prejudice any right or rights which Agent, for itself, LC Issuer and Purchasers, may now have or may have in the future under or in connection with any Second Lien Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6. Waiver of Claims. Each Issuer hereby waives, releases, remises and forever discharges Agent, LC Issuer, Purchasers and each other Indemnitee from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Purchase Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Issuer ever had, now has or might hereafter have against Agent, LC Issuer or Purchasers which relates, directly or indirectly, to any acts or omissions of Agent, LC Issuer, Purchasers or any other Indemnitee on or prior to the date hereof,

3

provided that, no Issuer waives any Claim solely to the extent such Claim relates to Agent’s, LC Issuer’s or any Purchaser’s gross negligence or willful misconduct.

7. Expenses. Each Issuer hereby reconfirms its respective obligations pursuant to Section 16.1 of the Purchase Agreement to pay and reimburse Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

8. Effectiveness. This Amendment shall be deemed effective as of the date hereof (the “Effective Date”) only upon satisfaction in full in the reasonable judgment of Agent of each of the following conditions:

(a) Amendment. Agent shall have received ten (10) original copies of this Amendment duly executed and delivered by Agent, Supermajority Purchasers, LC Issuer and the Issuers.

(b) Payment of Expenses. Issuers shall have paid to Agent all reasonable costs, fees and expenses owing in connection with this Amendment and the other Second Lien Credit Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

(c) Representations and Warranties. The representations and warranties of the Issuers in this Amendment shall be true and correct on and as of the Effective Date and the date hereof, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT REQUIRED TO GIVE EFFECT TO THIS CHOICE OF LAW PROVISION.

10. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ISSUERS:

CORE-MARK HOLDING COMPANY, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS I, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS II, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK HOLDINGS III, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK INTERNATIONAL, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

SIGNATURE PAGE TO AMENDMENT

CORE-MARK MIDCONTINENT, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

CORE-MARK INTERRELATED COMPANIES, INC.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

HEAD DISTRIBUTING COMPANY

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

MINTER-WEISMAN CO.

By:	/s/ STACY LORETZ-CONGDON
Name:	Stacy Loretz-Congdon
Title:	VP Finance / Treasurer

SIGNATURE PAGE TO AMENDMENT

AGENT:

WELLS FARGO BANK, N.A.

By:	/s/ GEOFF P. NOLAN
Geoff P. Nolan
Vice President

LC ISSUER:

WELLS FARGO BANK, N.A.

By:	/s/ GEOFF P. NOLAN
Geoff P. Nolan
Vice President

PURCHASERS:

WELLS FARGO BANK, N.A.

By:	/s/ GEOFF P. NOLAN
Geoff P. Nolan
Vice President

SIGNATURE PAGE TO AMENDMENT

CANPARTNERS INVESTMENTS IV, LLC

By:	/s/ Illegible
Name:	Illegible
Authorized Member

SIGNATURE PAGE TO AMENDMENT

GOLDMAN SACHS & CO.

By:	/s/ Illegible
Name:	Illegible
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT

RGIP, LLC

By:	/s/ Illegible
Name:	Illegible
Title:	Managing Member

SIGNATURE PAGE TO AMENDMENT